UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 1, 2005

WORLD OMNI AUTO RECEIVABLES TRUST 2005-A

(Issuing Entity with respect to the Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-117810-01

(Commission File Number)

52-2184798

(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits: See attached Exhibit 20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables Trust 2005-A

	BY:	World Omni Financial Corp
as Servicer on behalf of the Trust

Dated: March 25, 2005	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and
Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officer of the Servicer on behalf of the Trust)